UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934 (the “Act”)
September 9, 2005
(Date of earliest event reported)
GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-32158	33-0464753
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
200, 630 – 4th Avenue S.W.
Calgary, Alberta, Canada T2P 0J9
(Address of principal executive offices)
Telephone Number (403) 777-9250
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
(Former name or address, if changed since last report)

Item 1.01.   Entry into a Material Definitive Agreement
     On September 9, 2005, GeoGlobal Resources, Inc. (the “Company”) entered into an Agency Agreement with Jones Gable & Company Limited, (“Jones Gable”), as agent of the Company, relating to the sale of 3,252,400 Units (the “Units”) of the Company’s securities. Jones Gable was engaged by the Company and it agreed to act as the Company’s agent in using its best efforts to offer the Units for sale. Each Unit was comprised of one (1) share of Common Stock and one-half of one (1/2) common stock purchase warrant (“Warrant”) with each full Warrant entitling the holder to purchase one (1) share of Common Stock. The Units were offered for sale at a price of $6.50 per Unit and the Warrants included in the Units are exercisable through September 9, 2007 at a price of $9.00 per share. If (i) the Company’s shares of Common Stock trade on the American Stock Exchange at a price of $12.00 or more for twenty consecutive trading days, (ii) a registration statement under the U.S. Securities Act of 1933, as amended (the “Securities Act”), relating to the resale of the shares of Common Stock included in the Units and the underlying Warrants has been declared effective by the U.S. Securities and Exchange Commission (“SEC”), and (iii) the hold period for the shares of Common Stock included in the Units under applicable Canadian law has expired, then the term of the Warrants will expire thirty (30) days following the issuance of a press release by the Company announcing the accelerated expiration date of the Warrants (the “Warrant Acceleration Provision”).
     On September 9, 2005 and September 12, 2005, closings were held under the Agency Agreement relating to the sale pursuant to Subscription Agreements between the Company and the investors of the 3,252,400 Units resulting in gross proceeds of $21,140,600 to the Company, before deducting a commission of 6% paid to Jones Gable for its services. Jones Gable was also issued, as additional compensation for its services, a compensation option to purchase an aggregate of 195,144 Units which compensation option is exercisable through September 9, 2007 at a price of $6.50 per Unit.
     Also on September 9, 2005, the Company entered into a Registration Rights Agreement with Jones Gable whereby the Company agreed to prepare and file at its expense with the SEC as promptly as practicable and in any event within sixty (60) days of September 9, 2005 a registration statement under the Securities Act, for an offering on a continuous shelf basis of the shares of Common Stock included in the Units and issuable on exercise of the Warrants included in the Units. Such registration statement is also to include the shares of Common Stock issuable to Jones Gable on exercise of the Units included in the compensation option issued to Jones Gable, and the shares of Common Stock issuable on exercise of the Warrants included in those Units. In the event the Company fails to file on or before November 8, 2005, the registration statement with the U.S. Securities and Exchange Commission, each purchaser of the Units, including Jones Gable on exercise of its compensation option, will receive for nominal consideration an additional 0.10 of one Unit, comprised of one (1) share of Common Stock and one-half of one (1/2) Warrant on the same terms.
     Also on September 9, 2005, the Company entered into subscription agreements with three Canadian institutional investors whereby the Company sold 1,000,000 Units directly to such investors. No agent participated in the transaction and no commissions or other compensation was paid in connection with the sale of the 1,000,000 Units. The Units were sold at a price of $6.50 per Unit and each Unit was comprised of one (1) share of Common Stock and one-half of one (1/2) Warrant. The Warrants are exercisable through September 9, 2007 at an exercise price of $9.00 per share, subject to the same accelerated Warrant Acceleration Provision described above. The shares of Common Stock included in the 1,000,000 Units and on exercise of the Warrants included in the 1,000,000 Units are also to be registered for resale under the Securities Act. In the event the Company fails to file such registration statement on or before November 8, 2005, the subscribers to the 1,000,000 Units will also have the right to purchase for nominal consideration 0.10 of one Unit for each Unit purchased.

Item 3.02.   Unregistered Sales of Equity Securities.
     As referred to in Item 1.01 above, on September 9 and September 12, 2005, the Company sold an aggregate of 4,252,400 shares of Common Stock and Warrants to purchase an additional 2,126,200 shares of Common Stock at an exercise price of $9.00 per share through September 9, 2007. The Warrants are subject to the Warrant Acceleration Provision as described above.
     The Company paid a commission to Jones, Gable & Company Limited of 6% of the price at which the 3,252,400 Units were sold by it and granted it a compensation option to purchase 195,144 Units at an option exercise price of $6.50 per Unit for a term expiring on September 9, 2007. The Units issuable on exercise of the compensation option include 195,144 shares of Common Stock and Warrants expiring September 9, 2007 to purchase 97,572 shares of Common Stock at an exercise price of $9.00 per share, subject to the Warrant Acceleration Provision described above.
     In addition, the Company issued to the Subscribers of the 4,252,400 Units and to Jones Gable, as agent for part of the offering, rights to purchase for nominal consideration an aggregate of 444,754 shares of Common Stock and Warrants to purchase an aggregate 222,377 shares of Common Stock exercisable at $9.00 per share through September 9, 2007 in the event the Company fails to file with the SEC a registration statement relating to the resale of the shares of Common Stock included in the Units and issuable on exercise of the Warrants included in the Units on or before November 8, 2005.
     The securities were sold to persons not residents of the United States and the Company relied on Regulation S under the Securities Act, in effecting the sale of the securities without compliance with the registration requirements of the Securities Act.
Item 9.01.   Financial Statements and Exhibits.
     (a)   Financial statements of business acquired.
               Not applicable
     (b)   Pro forma financial information
               Not applicable
     (c)   Exhibits:

10.1	Agency Agreement dated September 9, 2005 between the Company and Jones, Gable & Company Limited.*
10.2	Form of Subscription Agreement entered into by subscribers relating to offers and sales of Units by Jones, Gable & Company Limited.*
10.3	Form of Subscription Agreement with respect to sales of an aggregate of 1,000,000 of the Units.*
10.4	Registration Rights Agreement dated September 9, 2005 between the Company and Jones, Gable & Company Limited.*

*To be filed with the company’s quarterly report on Form 10-QSB for the quarter ended September 30, 2005.

SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: September 15, 2005
GEOGLOBAL RESOURCES INC.
(Registrant)
/s/ Allan J. Kent
Allan J. Kent
Executive Vice President and CFO